THE ADVISORS’ INNER CIRCLE FUND

CIBC Atlas Mid Cap Equity Fund

(the “Fund”)

Supplement dated January 2, 2024

to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information,

each dated March 1, 2023

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective the close of business on December 31, 2023, Jay Pearlstein retired from his role as co-portfolio manager of the Fund. Accordingly, the Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows.

1.	All references to Jay Pearlstein in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ATF-SK-011-0100